Second Quarter Investor Presentation August 4, 2020

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements included in this presentation are based on our current beliefs, assumptions and expectations of our future performance. Forward-looking statements are not predictions of future events. Our beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are currently known to us or reasonably expected to occur at this time. If a change in our beliefs, assumptions or expectations occurs, our business, financial condition, liquidity and results of operations may vary materially from the forward-looking statements included in this presentation. Forward-looking statements are subject to risks and uncertainties, including, among other things, those resulting from the pandemic caused by the global novel coronavirus outbreak and those described under Item 1A of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties and factors that could cause actual results to differ materially from the forward-looking statements included in this presentation may be described from time to time in reports we file with the SEC. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of June 30, 2020. 2

Business Overview  Leverage longstanding relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Acquisitions made in 302 transactions since inception. One transaction closed in Q2 2020  Use our manager’s proprietary analytics to price each mortgage pool on an asset-by-asset basis – We own 19.8% of our manager  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with a total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 8% and hold warrants to purchase up to an additional 12% of our affiliated servicer  Our objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with third-party institutional investors  Use primarily moderate non-mark-to-market leverage 3

Highlights – Quarter Ended June 30, 2020  Interest income of $23.7 million; net interest income after reversal of provision for credit loss of $15.0 million. The reversal of the provision for credit losses was primarily triggered by better than expected loan performance and its related impact on future cash flows as the COVID-19 impact on cash flow extension has not been as material as we anticipated.  Net income attributable to common stockholders of $6.2 million  Basic earnings per common share (“EPS”) of $0.27  Book value per common share of $15.20 at June 30, 2020  Taxable income of $(0.09) per common share  Collected total cash of $57.8 million from loan payments, sales of real estate owned ("REO") and investments in debt securities and beneficial interests  Raised $125.0 million, net of offering costs, in a series of private placements of preferred stock and warrants placed with institutional accredited investors  Held $163.4 million of cash and cash equivalents at June 30, 2020; average daily cash balance for the quarter was $125.7 million  At June 30, 2020, approximately 72.6% of our portfolio based on current UPB made at least 12 out of the last 12 payments 4

Portfolio Overview – as of June 30, 2020 1 Unpaid Principal Balance Property Value 0.4% 2.7% 3% RPL RPL NPL NPL REO 96.8% 97% $1,181.2 MM $1,905.9 MM RPL: $1,144.6 MM RPL: $1,845.5 MM NPL: $ 36.6 MM NPL: $ 51.9 MM REO & Rental2: $ 8.5 MM 1 Includes $339.8 million UPB in RPLs included in joint ventures with third-party institutional investors that are required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth Re-performing Loans 2,000 $1,857 UPB $1,814 $1,845 1,800 Property Value Millions Price 1,600 $1,536 $1,372 1,400 $1,299 $1,194 1,200 $1,152 $1,127 $1,145 $965 $1,004 1,000 $817 800 $712 $541 $543 600 $481 $375 400 200 0 6/30/2015 6/30/2016 6/30/2017 6/30/2018 6/30/2019 6/30/2020  RPL UPB includes $3.65 million of Small Balance Commercial (SBC) loans, which are performing loans. Includes $339.8 million UPB in RPLs included in joint ventures with third- party institutional investors that are required to be consolidated for GAAP purposes  RPL status stays constant based on initial purchase status 6

Portfolio Growth Non-performing Loans 140 UPB $122 Property Value $118 Millions 120 Price $99 100 $93 80 $70 $66 $63 $58 $57 60 $52 $46 $46 $39 40 $35 $37 $30 $26 $27 20 0 6/30/2015 6/30/2016 6/30/2017 6/30/2018 6/30/2019 6/30/2020  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / New Jersey Metro Area Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 2Q2020 Acquisitions ($ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated - - 2,570 557,929 Sold - - 980 228,834 24for24 829 150,431 4,039 833,456 12for12 576 121,398 421 88,668 7for7 3,250 728,384 157 33,481 4f4-6f6 1,768 389,846 145 29,172 Less than 4f4 2,445 518,218 457 101,199 REO 34 8,074 42 12,865 NPL 608 141,129 699 171,876 9,510 2,057,480 9,510 2,057,480  24 for 24: Loans that have made at least 24 of the last 24 payments, or for which the full dollar amount to cover at least 24 payments has been made in the last 24 months  12 for 12: Loans that have made at least 12 of the last 12 payments, or for which the full dollar amount to cover at least 12 payments has been made in the last 12 months  7 for 7: Loans that have made at least 7 of the last 7 payments, or for which the full dollar amount to cover at least 7 payments has been made in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed in July, 2020  Acquisitions Under Contract1,2  RPL  RPL  UPB: $39.9MM  UPB: $8.1MM  Collateral Value: $53.8MM  Collateral Value: $11.4MM  Price/UPB: 89.3%  Price/UPB: 87.1%  Price/Collateral Value: 66.2%  Price/Collateral Value: 61.3%  215 loans in 3 transactions  29 loans in 9 transactions  Acquisitions Closed in August, 2020  NPL  RPL  UPB: $0.9MM  UPB: $5.5MM  Collateral Value: $1.2MM  Collateral Value: $7.1MM  Price/UPB: 77.2%  Price/UPB: 86.0%  Price/Collateral Value: 58.0%  Price/Collateral Value: 66.7%  3 loans in 1 transaction  24 loans in 1 transaction  SBC  UPB: $2.1MM  Collateral Value: $3.2MM  Price/UPB: 100%  Price/Collateral Value: 65.0%  2 loans in 2 transactions  On July 30, 2020, we priced Ajax Mortgage Loan Trust 2020 -B with $97.2 million of AAA rated senior securities, and $17.3 million of A rated securities issued with respect to $156.5 million of mortgage loans, all of which were RPLs. The AAA and A rated securities have a weighted average coupon of 1.874% and represent 73.2% of the UPB of the underlying mortgage loans.  A dividend of $0.17 per share, to be paid on August 31, 2020 to common stockholders of record as of August 14, 2020 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change. 2 Some of the acquisitions may close through joint ventures with third-party institutional accredited investors 10

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional investors*

($ in thousands)	Excluding the consolidation of 2017 D and 2018 Q2-20	Q1-20	Q4-19	Q3-19
Interest Income on Loans[1]	16,178	18,696	20,441	21,596
Benefit/(impairment) on Loans	1,847	(1,455)	(561)	(3)
Interest Income on Debt Securities and Beneficial Interests[1,2]	4,769	4,837	4,203	3,322
Benefit/(impairment) on Beneficial Interests	3,062	(2,818)	-	-
Average Loans	953,847	992,907	1,007,559	1,028,267
Average Loan Yield - ex net of loan benefit/impairments	7.0%	7.7%	8.4%	8.7%
Average Loan Yield - Net of loan benefit/impairments	0.8%	-0.6%	-0.2%	0.0%
Average Loan Yield - Total	7.7%	7.2%	8.1%	8.7%
Average Debt Securities and Beneficial Interests	333,359	298,304	245,701	198,320
Average Debt Securities and Beneficial Interests Yield - ex net of credit benefit/loss	5.8%	6.6%	7.0%	6.9%
Average Debt Securities and Beneficial Interests Yield - Net of credit benefit/loss	3.7%	-3.7%	0.0%	0.0%
Average Debt Securities and Beneficial Interests Yield - Total	9.6%	2.9%	7.0%	6.9%
Average Total Asset Yield[3]	8.3%	6.1%	7.9%	8.4%
Total Interest Expense	11,773	11,732	12,492	12,873
Asset Level Interest Expense	9,321	9,284	9,927	10,312
Average Asset Level Debt	935,712	957,291	952,748	937,317
Average Asset Level Debt Cost	4.0%	3.9%	4.2%	4.5%
Asset Level Net Interest Margin[3]	4.2%	2.2%	3.7%	3.9%
Total Average Debt	1,047,254	1,073,111	1,071,327	1,055,673
Average Asset Yield	6.7%	7.5%	8.1%	8.4%
Total Average Debt Cost	4.6%	4.4%	4.7%	5.0%
Net Interest Margin Before Provision for Benefit/Losses	2.1%	3.0%	3.4%	3.4%
Provision for Benefit/Losses	1.5%	-1.3%	-0.2%	0.0%
Total Net Interest Margin	3.6%	1.7%	3.2%	3.4%
Non-Interest Operating Expenses/Avg Assets	1.9%	1.5%	1.5%	1.6%
ROAA - ex net REO and loan benefit/impairments and credit losses	1.2%	2.1%	2.4%	2.7%
ROAA - Net REO and loan benefit/impairments, gains and credit losses	1.2%	-1.7%	-0.4%	-0.3%
ROAA - Total	2.4%	0.5%	2.1%	2.4%
ROAE - ex net REO and loan benefit/impairments and credit losses	3.7%	8.7%	9.6%	10.9%
ROAE - Net REO and loan benefit/impairments, gains and credit losses	3.9%	-6.6%	-1.5%	-1.1%
ROAE - Total	7.6%	2.1%	8.1%	9.9%
Average Leverage Ratio - Asset Backed	2.0	2.7	2.6	2.7
Average Leverage Ratio - Convertbile Debt	0.2	0.3	0.3	0.3
Average Leverage Ratio - Total	2.2	3.0	2.9	3.0
Ending Leverage Ratio - Asset Backed[4]	1.9	2.9	2.7	2.9
Ending Leverage Ratio - Convertible Debt	0.2	0.3	0.3	0.4
Ending Leverage Ratio - Total[5]	2.2	3.2	3.0	3.2

[1]Includes the impact of the credit loss expense
[2]Interest income on debt securities is net of servicing fees
[3]Includes the impact of the reversal of/(increase in) provision for credit losses on mortgage loans and beneficial interests
[4]Excludes the impact of consolidating trusts and convertible debt
[5]Excludes the impact of consolidating trusts

*The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional investors

GREAT AJAX

	Reconciliation of GAAP Consolidated to GAAP Consolidated Excluding the Consolidation of 2017 D and 2018 C						
($ in thousands)	Q2-20 GAAP Consolidated	Consolidation Impact of 2017 D	Consolidation Impact of 2018 C	Q2-20 Excluding the Consolidation of 2017 D and 2018 C	Q1-20 Excluding the Consolidation of 2017 D and 2018 C	Q4-19 Excluding the Consolidation of 2017 D and 2018 C	Q3-19 Excluding the Consolidation of 2017 D and 2018 C
Interest Income on Loans[1]	18,458	1,183	1,097	16,178	18,696	20,441	21,596
Benefit/(impairment) on Loans	1,799	(112)	64	1,847	(1,455)	(561)	(3)
Interest Income on Debt Securities and Beneficial Interests[1,2]	4,769	-	-	4,769	4,837	4,203	3,322
Benefit/(impairment) on Beneficial Interests	3,062	-	-	3,062	(2,818)	-	-
Average Loans	1,087,800	69,498	64,455	953,847	992,907	1,007,559	1,028,267
Average Loan Yield - ex net of loan benefit/impairments	7.0%	0.0%	0.0%	7.0%	7.7%	8.4%	8.7%
Average Loan Yield - Net of loan benefit/impairments	0.7%	0.1%	0.0%	0.8%	-0.6%	-0.2%	0.0%
Average Loan Yield - Total	7.6%	0.1%	0.0%	7.7%	7.2%	8.1%	8.7%
Average Debt Securities and Beneficial Interests	333,359	-	-	333,359	298,304	245,701	198,320
Average Debt Securities and Beneficial Interests Yield - ex net of credit benefit/los:	5.8%	0.0%	0.0%	5.8%	6.6%	7.0%	6.9%
Average Debt Securities and Beneficial Interests Yield - Net of credit benefit/loss	3.7%	0.0%	0.0%	3.7%	-3.7%	0.0%	0.0%
Average Debt Securities and Beneficial Interests Yield - Total	9.6%	0.0%	0.0%	9.6%	2.9%	7.0%	6.9%
Average Total Asset Yield[3]	8.1%	0.1%	0.0%	8.3%	6.1%	7.9%	8.4%
Total Interest Expense	13,058	577	708	11,773	11,732	12,492	12,873
Asset Level Interest Expense	10,606	577	708	9,321	9,284	9,927	10,312
Average Asset Level Debt	1,041,673	56,625	49,336	935,712	957,291	952,748	937,317
Average Asset Level Debt Cost	4.1%	0.0%	-0.1%	4.0%	3.9%	4.2%	4.5%
Asset Level Net Interest Margin[3]	4.0%	0.1%	0.1%	4.2%	2.2%	3.7%	3.9%
Total Average Debt	1,153,215	56,625	49,336	1,047,254	1,073,111	1,071,327	1,055,673
Average Asset Yield	6.7%	0.0%	0.0%	6.7%	7.5%	8.1%	8.4%
Total Average Debt Cost	4.6%	0.0%	-0.1%	4.6%	4.4%	4.7%	5.0%
Net Interest Margin Before Provision for Benefit/Losses	2.1%	0.0%	0.0%	2.1%	3.0%	3.4%	3.4%
Provision for Benefit/Losses	1.4%	0.1%	0.0%	1.5%	-1.3%	-0.2%	0.0%
Total Net Interest Margin	3.5%	0.0%	0.1%	3.6%	1.7%	3.2%	3.4%
Non-Interest Operating Expenses/Avg Assets	1.8%	0.1%	0.0%	1.9%	1.5%	1.5%	1.6%
ROAA - ex net REO and loan benefit/impairments and credit losses	1.1%	0.1%	0.0%	1.2%	2.1%	2.4%	2.7%
ROAA - Net REO and loan benefit/impairments, gains and credit losses	1.1%	0.1%	0.0%	1.2%	-1.7%	-0.4%	-0.3%
ROAA - Total	2.2%	0.1%	0.1%	2.4%	0.5%	2.1%	2.4%
ROAE - ex net REO and loan benefit/impairments and credit losses	3.7%	0.0%	0.0%	3.7%	8.7%	9.6%	10.9%
ROAE - Net REO and loan benefit/impairments, gains and credit losses	3.9%	0.0%	0.0%	3.9%	-6.6%	-1.5%	-1.1%
ROAE - Total	7.6%	0.0%	0.0%	7.6%	2.1%	8.1%	9.9%
Average Leverage Ratio - Asset Backed	2.2	(0.1)	(0.1)	2.0	2.7	2.6	2.7
Average Leverage Ratio - Convertbile Debt	0.2	-	-	0.2	0.3	0.3	0.3
Average Leverage Ratio - Total	2.5	(0.1)	(0.1)	2.2	3.0	2.9	3.0
Ending Leverage Ratio - Asset Backed[4]	2.0	(0.0)	(0.1)	1.9	2.9	2.7	2.9
Ending Leverage Ratio - Convertible Debt	0.2	0.0	0.0	0.2	0.3	0.3	0.4
Ending Leverage Ratio - Total[5]	2.2	(0.0)	(0.0)	2.2	3.2	3.0	3.2

(1) Includes the impact of the credit loss expense
(2) Interest income on debt securities is net of servicing fee.
(3) Includes the impact of the reversal of/(increase in) provision for credit losses on mortgage loans and beneficial interests
(4) Excludes the impact of consolidating trusts and convertible debt.
(5) Excludes the impact of consolidating trusts.

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Consolidated Statements of Income

(Dollars in thousands except per share amounts) (Unaudited)

	Three months ended			
	June 30, 2020 (unaudited)	March 31, 2020 (unaudited)	December 31, 2019 (unaudited)	September 30, 2019 (unaudited)
INCOME:				
Interest income	$ 23,705	$ 27,286	$ 27,113	$ 27,723
Interest expense	(13,058)	(13,070)	(13,884)	(14,317)
Net interest income	10,647	14,216	13,229	13,406
Provision for credit benefit/(losses)	4,328	(5,109)	(561)	(3)
Net interest income after provision for credit benefit/(losses)	14,975	9,107	12,668	13,403
Income/(loss) from investments in affiliates	672	(1,112)	31	583
Income/(loss) on sale of mortgage loans[(1)]	-	(705)	-	109
Other income	680	747	1,017	1,221
Total revenue, net	16,327	8,037	13,716	15,316
EXPENSE:				
Related party expense - loan servicing fees	1,936	2,014	2,156	2,197
Related party expense - management fee	2,143	1,799	1,801	2,215
Loan transaction expense	65	(103)	16	52
Professional fees	732	805	608	446
Real estate operating expense	188	912	796	1,216
Other expense	2,325	1,025	985	940
Total expense	7,389	6,452	6,362	7,066
Loss on debt extinguishment	-	408	247	-
Income before provision for income tax	8,938	1,177	7,107	8,250
Provision for income tax (benefit)	120	(319)	(12)	27
Consolidated net income	8,818	1,496	7,119	8,223
Less: consolidated net income attributable to non-controlling interests	735	1,096	462	532
Consolidated net income attributable to Company	8,083	400	6,657	7,691
Less: dividends on preferred stock	1,841	-	-	-
Consolidated net income attributable to common stockholders	$ 6,242	$ 400	$ 6,657	$ 7,691
Basic earnings per common share	$ 0.27	$ 0.02	$ 0.31	$ 0.39
Diluted earnings per common share	$ 0.27	$ 0.02	$ 0.31	$ 0.36
Weighted average shares – basic	22,808,943	22,070,354	21,083,719	19,751,142
Weighted average shares – diluted	22,929,849	22,189,984	29,487,273	28,200,653

(1) We sold no mortgage loans during the three months ended June 30, 2020. During the three months ended March 31, 2020, we sold 26 SBC mortgage loans with a carrying value of $26.1 million and UPB of $26.2 million for a loss of $0.7 million. During the three months ended December 31, 2019, we sold no mortgage loans. During the three months ended September 30, 2019, we sold three mortgage loans with a carrying value of $1.9 million and UPB of $2.0 million for a gain of $0.1 million.

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Consolidated Balance Sheets

GREAT AJAX

(Dollars in thousands except per share amounts)

ASSETS		June 30, 2020 (unaudited)		December 31, 2019
Cash and cash equivalents	$	163,422	$	64,343
Cash held in trust		190		20
Mortgage loans, net[(1,2)]		1,080,617		1,151,469
Property held-for-sale, net[(3)]		6,879		13,537
Rental property, net		1,354		1,534
Investments at fair value[(4)]		257,990		231,685
Investments in beneficial interests[(5)]		69,876		57,954
Receivable from servicer		15,460		17,013
Investment in affiliates		28,487		29,649
Prepaid expenses and other assets		15,649		9,637
Total assets	$	1,639,924	$	1,576,841
LIABILITIES AND EQUITY				
Liabilities:				
Secured borrowings, net[(1,2,6)]	$	609,812	$	652,747
Borrowings under repurchase transactions		400,035		414,114
Convertible senior notes, net[(6)]		111,773		118,784
Management fee payable		2,139		1,634
Accrued expenses and other liabilities		17,295		5,478
Total liabilities		1,141,054		1,192,757
Equity:				
Preferred stock, $0.01 par value, 25,000,000 shares authorized				
Series A 7.25% Fixed-to-Floating Rate Cumulative Redeemable, $25.00 liquidation preference per share, 2,307,400 shares issued and outstanding at June 30, 2020 and no shares issued and outstanding at December 31, 2019		51,100		—
Series B 5.00% Series B Fixed-to-Floating Rate Cumulative Redeemable, $25.00 liquidation preference per share, 2,892,600 shares issued and outstanding at June 30, 2020 and no shares issued and outstanding at December 31, 2019		64,044		—
Common stock $0.01 par value; 125,000,000 shares authorized, 22,924,982 shares issued and outstanding at June 30, 2020 and 22,142,143 shares issued and outstanding at December 31, 2019		230		222
Additional paid-in capital		317,029		309,395
Treasury stock		(564)		(458)
Retained earnings		45,084		49,446
Accumulated other comprehensive gain/(loss)		(3,936)		1,277
Equity attributable to stockholders		472,987		359,882
Non-controlling interests[(7)]		25,883		24,202
Total equity		498,870		384,084
Total liabilities and equity	$	1,639,924	$	1,576,841

(1) Mortgage loans net include $871.7 million and $908.6 million of loans at June 30, 2020 and December 31, 2019, respectively, transferred to securitization trusts that are variable interest entities ("VIEs"); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans, net include $14.5 million and $2.0 million of allowance for loan credit losses at June 30, 2020 and December 31, 2019, respectively.
(2) As of June 30, 2020, balances for Mortgage loans, net includes $312.0 million and Secured borrowings, net of deferred costs includes $263.6 million from the 50% and 63% owned joint ventures, respectively. As of December 31, 2019, balances for Mortgage loans, net include $341.8 million and Secured borrowings, net of deferred costs includes $284.8 million from a 50% and 63% owned joint ventures, all of which the Company consolidates under U.S. Generally Accepted Accounting Principles ("U.S. GAAP").
(3) Property held-for-sale, net, includes valuation allowances of $1.3 million and $1.8 million at June 30, 2020 and December 31, 2019, respectively.
(4) As of June 30, 2020 and December 31, 2019 Investments at fair value include amortized cost basis of $261.9 million and $230.4 million, respectively, and unrealized losses of $3.9 million and unrealized gains of $1.3 million, respectively.
(5) Investments in beneficial interests includes allowance for credit losses of $7.0 million at June 30, 2020. No allowance for credit losses were recorded as of December 31, 2019.
(6) Secured borrowings and convertible senior notes are presented net of deferred issuance costs.
(7) As of June 30, 2020 and December 31, 2019 non-controlling interests includes $24.2 million and $22.4 million, respectively, from the 50% and 63% owned joint ventures, which the Company consolidates under U.S. GAAP.

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